Fair Value Measurements	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair value measurements

10. FAIR VALUE MEASUREMENTS

Accounting standards define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standards also establish a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Under GAAP, there are three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices for identical assets or liabilities in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of December 31, 2023 and 2022, the Company's assets and liabilities carrying values approximate to their fair values.